Supplement dated June 27, 2024
to the Summary Prospectus, as supplemented (as applicable) of each of the following funds:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Large Cap Growth Fund (Class A, Adv, C, Inst, Inst2, Inst3, & R)	12/1/2023
Columbia Oregon Intermediate Municipal Bond Fund	12/1/2023
Columbia Tax-Exempt Fund	12/1/2023
Columbia Ultra Short Term Bond Fund	12/1/2023
Columbia Funds Series Trust II
Columbia Disciplined Core Fund	12/1/2023
Columbia Disciplined Growth Fund	12/1/2023
Columbia Disciplined Value Fund	12/1/2023
Columbia Floating Rate Fund	12/1/2023
Columbia Global Opportunities Fund	12/1/2023
Columbia Income Opportunities Fund	12/1/2023
Columbia Minnesota Tax-Exempt Fund	12/1/2023
Columbia Strategic Municipal Income Fund	12/1/2023
The Board of Trustees of the funds (each, a Fund, and collectively, the Funds) recently approved the conversion of all Class Advisor (Class Adv) shares of a Fund to Class Institutional (Class Inst) shares of the same Fund and the subsequent elimination of Class Adv as a share class of any Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP000_00_150_(06/24)